Exhibit 10.1

DEBT AND SECURITY AGREEMENT

This DEBT AND SECURITY AGREEMENT, dated as of January 28, 2024 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made by TILT HOLDINGS INC., a corporation formed under the laws of British Columbia (“TILT”), JIMMY JANG, L.P., a Delaware limited partnership (“JJLP”), BAKER TECHNOLOGIES, INC., a Delaware corporation (“Baker”), COMMONWEALTH ALTERNATIVE CARE, INC., a Massachusetts corporation (“CAC”), JIMMY JANG HOLDINGS INC., a British Columbia corporation (“JJH”), JJ BLOCKER CO., a Delaware corporation (“JJB”), SFNY HOLDINGS, INC., a Delaware corporation (“SFNY”), SEA HUNTER THERAPEUTICS, LLC, a Delaware limited liability company (“SEA”), STANDARD FARMS OHIO LLC, an Ohio limited liability company (“SF Ohio”), STANDARD FARMS LLC, a Pennsylvania limited liability company (“SF Penn”), SH FINANCE COMPANY, LLC, a Delaware limited liability company (“SF Finance”), and JUPITER RESEARCH, LLC, an Arizona limited liability company (“Jupiter”, and collectively with TILT, JJLP, Baker, CAC, JJH, JJB, SFNY, SEA, SF Ohio, SF Penn, SF Finance, the “Grantors”), in favor of SHENZHEN SMOORE TECHNOLOGY LIMITED, a company organized and existing under the laws of Peoples’ Republic of China (“Smoore”) and each of its Affiliates that sells products to Jupiter and TILT from time to time (collectively, the “Secured Party”).  Each of the Grantors and the Secured Party may be referred to herein individually as a “Party” and all may be referred to collectively herein as the “Parties”.

RECITALS

WHEREAS, Secured Party previously agreed to make sales to Jupiter and TILT (collectively, the “Buyers”) on credit, and may continue to do so, in all cases pursuant to one or more agreements (any such sale, a “Credit Sale”) so long as:

1.TILT, JJLP, Baker, CAC, JJH, JJB, SFNY, SEA, SF Ohio, SF Penn, and SF Finance (in such capacity, the “Guarantors”) have provided a guarantee as of even date herewith (the “Guaranty”) by Guarantors in favor of Secured Party, of those amounts owed by Buyers to Secured Party that are in excess of the amounts for which Secured Party receives an insurance payment for any non-payment thereof (the “Covered Amounts”). The Guaranty shall be secured by each Guarantor’s grant of a security interest in all of the assets of such Guarantor; and

2.Each Grantor has granted Secured Party a security interest in all of the assets described in Section 2 of the Agreement owned by such Grantor as security for Buyers’ payment of the Secured Obligations described in Section 3.

WHEREAS, incorporating the foregoing Recitals as if fully rewritten therein, the following Agreement is given by each Grantor in favor of the Secured Party in connection with the Guaranty to secure the payment and performance of all the Secured Obligations.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.Definitions.

(a)Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.

(b)Words used but not defined in this Agreement have the meanings given in the Guaranty or the Subordination and Intercreditor Agreement (as such term is defined herein), as applicable.

(c)Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term shall have the meaning specified in Article 9 of the UCC.

(d)For purposes of this Agreement, the following terms shall have the following meanings:

“Account” has the meaning provided in the UCC, and includes all rights to payment for goods sold or leased, or for services rendered.

An “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Collateral” has the meaning set forth in Section 2.

“Default” means an event or condition that, with the lapse of time or giving of notice, would constitute an Event of Default.

“Equity Interest” means the interest of any (a) shareholder in a corporation; (b) partner in a partnership (whether general, limited, limited liability or joint venture); (c) member in a limited liability company; or (d) other Person having any other form of equity security or ownership interest.

“Equity Pledge Agreement” means that certain Equity Pledge Agreement dated as of even date herewith by JJLP in favor of Secured Party whereby JJLP pledged the Pledged Units as security for the Secured Obligations.

“Event of Default” means (i) a failure by a Grantor to pay or perform, as and when required, under the Guaranty, (ii) a failure by a Grantor to perform any obligation of that Grantor under Section 4 hereunder as and when such performance is due, (iii) a failure by a Grantor to pay or perform any obligation under this Agreement, which failure is not cured within 30 days of either Grantor receiving notice thereof, and (iv) any Grantor’s having filed for protection under the Bankruptcy and Insolvency Act and the Companies Creditors Arrangement Act of Canada or any applicable chapter of the United States Bankruptcy Code (collectively, the ”Bankruptcy Laws”), (v) an involuntary petition having been filed against any Grantor under any Bankruptcy Law, (vi) any Grantor admitting in writing its inability to pay its obligations as they come due, (vi) any Grantor entering into an assignment for the benefit of creditors, or (vii) any Grantor fails to make a payment on any invoice delivered by Secured Party to Jupiter or Tilt within 120 days of the date of such invoice.

“Governmental Authority” means any national, supranational, federal, state, county, provincial, local, municipal or other government or political subdivision thereof, whether domestic or foreign, and any agency, authority, commission, ministry, instrumentality, regulatory body, court, tribunal, arbitrator, central bank or other person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to any such government.

“Intellectual Property” means all intellectual and similar Property of a Person, including inventions, designs, patents, copyrights, trademarks, service marks, trade names, trade secrets, confidential or proprietary information, customer lists, know-how, software and databases; all embodiments or fixations thereof and all related documentation, applications, registrations and franchises; all licenses or other rights to use any of the foregoing; and all books and records relating to the foregoing.

“Intellectual Property Claim” means any claim or assertion (whether in writing, by suit or otherwise) that a Grantor’s ownership, use, marketing, sale or distribution of any Inventory, Equipment, Intellectual Property or other Property violates another Person’s Intellectual Property.

“Inventory” has the meaning provided in the UCC, and includes all goods intended for sale, lease, display or demonstration; all work in process; and all raw materials, and other materials and supplies of any kind that are or could be used in connection with the manufacture, printing, packing, shipping, advertising, sale, lease or furnishing of such goods, or otherwise used or consumed in a Person’s business (but excluding equipment).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged Collateral” specifically includes the Pledged Units and otherwise means the portion of the Collateral that includes all of any Grantors’ right, title and interest in Equity Interests.

“Pledged Units” means JJLP’s Equity Interest in Jupiter.

“Proceeds” means “proceeds” as such term is defined in section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

“Secured Obligations” has the meaning set forth in Section 3.

“Security Documents” means, collectively, the Guaranty, Equity Pledge Agreement, Trademark Security Agreement, and all other documents, instruments, and agreements now or hereafter securing (or given with the intent to secure) any Secured Obligations

“Subordination and Intercreditor Agreement” means that certain Subordination and Intercreditor Agreement, dated as of even date herewith, by and among Entrepreneur Growth Capital LLC, a Delaware limited liability company, Jordan Geotas, in his capacity as Noteholder Representative (as such term is defined in the Subordination and Intercreditor Agreement) for the Noteholders (as such term is defined in the Subordination and Intercreditor Agreement),

“Trademark Security Agreement” means the Trademark Security Agreement dated as of even date herewith pursuant to which Grantors grant to Secured Party a lien on Grantors’ interests in trademarks, as security for the Secured Obligations.

“Transaction Documents” means, collectively, this Agreement, the Security Documents, and the Subordination and Intercreditor Agreement.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of California or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.Grant of Security Interest. Each Grantor hereby pledges and grants to the Secured Party, and hereby creates a continuing first priority lien and security interest in favor of the Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Collateral”):

(a)all of such Grantor’s property of every kind and nature including but not limited to all accounts, goods (including inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), equity interest in its subsidiaries, securities and all other investment property, general intangibles (including all payment intangibles), goodwill, customer list, research and develop data and technologies, trade secrets, Intellectual Properties including but not limited to trademarks, tradenames, copyrights and patents, money, deposit accounts, and any other contract rights or rights to the payment of money and, in the case of JJLP, specifically including, but not limited in any way to, the Pledged Units; and

(b)all Proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the foregoing; and

Notwithstanding the foregoing or anything contained in this Agreement or the Guaranty to the contrary, the term “Collateral” shall not include, and a security interest is not granted in, any right or interest in any permit, license, lease, or contract if under the terms of such permit, license, or lease, or applicable laws with respect thereto, the grant of a security interest or lien therein is prohibited and such prohibition has not been waived or the requisite consent in respect of such permit, license, lease has not been obtained (or is not able to be obtained) or the grant of a security interest or lien therein would, under the terms of such permit, license, lease , result in the voiding or termination of or give rise to a right of termination of such permit, license, lease; provided that, such permit, license, or lease shall be included in the term “Collateral” and a security interest shall be granted therein, at such time as the grant of a security interest therein is no longer prohibited, or the requisite consent in respect thereof has been obtained.

Each of the Grantors represents and warrants to the Secured Party that there is no lien, pledge, guaranty, mortgage, security interests, adverse claims or other encumbrances of any character whatsoever to such Grantor or any of its assets, except for those listed on Schedule 2 attached hereto (collectively, the “Permitted Liens”).

3.Secured Obligations.

(a)The Collateral secures the due and prompt payment in full and performance of (i) with respect to a Guarantor when acting in such capacity, the Covered Amounts for which that Guarantor is liable under the Guaranty, (ii) with respect to a Buyer when acting in such capacity, the Covered Amounts for Credit Sales made to such Buyer, and (iii) with respect to each of the Grantors, the other fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by that Grantor under the Transaction Documents, in each case, whether direct or indirect, absolute or contingent, now existing or hereafter arising, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding (collectively, the “Secured Obligations”).

(b)Seller shall provide to Guarantor within ten (10) days of written request therefore, a written statement of the Covered Amount.

4.Perfection of Security Interest and Further Assurances.

(a)Each Grantor shall, from time to time, as may be required or requested by the Secured Party with respect to all Collateral, take all actions reasonably necessary to perfect the security interest of the Secured Party in the Collateral, including, but not limited to, delivering the Security Documents executed as of the date hereof by the applicable Grantors. All of the foregoing shall be at the sole cost and expense of such Grantor.

(b)Each Grantor hereby irrevocably authorizes, but does not obligate, the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder, without the signature of such Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by such Grantor, or words of similar effect. Each Grantor agrees to provide all information required by the Secured Party pursuant to this Section promptly to the Secured Party upon request.

(c)If any Collateral is at any time in the possession of a bailee, the Grantor that owns such Collateral shall promptly notify the Secured Party thereof and, at the Secured Party’s request and option, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and the bailee agrees to comply, without further consent of Grantor, at any time with instructions of the Secured Party as to such Collateral.

(d)Each Grantor agrees that at any time and from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

5.Representations and Warranties.  Each Grantor hereby represents and warrants as follows:

(a)At the time the Collateral owned by such Grantor becomes subject to the lien and security interest created by this Agreement, such Grantor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for Permitted Liens.

(b)Upon the execution and delivery of the Subordination and Intercreditor Agreement, the grant of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral by such Grantor, subject only to the Permitted Liens, securing the payment and performance when due of the Secured Obligations.

(c)It has full power, authority and legal right to pledge its Collateral pursuant to this Agreement.

(d)This Agreement and the Guaranty have been duly authorized, executed and delivered by each Grantor and each constitutes a legal, valid and binding obligation of each Grantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

(e)No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the pledge by any Grantor of the Collateral pursuant to this Agreement or for the execution and delivery of this Agreement by Grantor or the performance by each Grantor of its obligations hereunder.

(f)The execution and delivery of this Agreement by each Grantor and the performance by such Grantor of its obligations hereunder, will not violate any provision of any applicable laws or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Grantor or any of its property, or the organizational or governing documents of such Grantor or any agreement or instrument to which such Grantor is party or by which it or its property is bound.

(g)The Collateral consisting of securities has been duly authorized and validly issued, and is fully paid and non-assessable and subject to no options to purchase or similar rights. None of the Collateral constitutes, or is the proceeds of (i) [reserved], (ii) as-extracted collateral, (iii) manufactured homes, (iv) health-care-insurance receivables, (v) timber to be cut, or (vi) aircraft, aircraft engines, satellites, ships or railroad rolling stock. None of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral.

(h)Each Grantor owns or has the lawful right to use all Intellectual Property necessary for the conduct of its business, without conflict with any rights of others.  There is no pending or, to any Grantor’s knowledge, any threatened Intellectual Property Claim with respect to any Grantor or any of their Property (including any Intellectual Property).  Except as disclosed on Schedule 5(h), no Grantor pays or owes any Royalty or other compensation to any Person with respect to any Intellectual Property.  All Intellectual Property owned, used or licensed by, or otherwise subject to any interests of, any Grantor is shown on Schedule 5(h).

(i)No person other than the Grantors, the Secured Party, or the secured parties with respect to Permitted Liens has control or possession of all or any part of the Collateral.

(j)Set forth on Exhibit 5(i) attached hereto are each Grantor’s exact legal name, its jurisdiction of incorporation, its places of business and the location of its assets. All information provided therein is true, complete and correct in all material respects.

6.Voting, Distributions and Receivables.

(a)The Secured Party agrees that unless an Event of Default shall have occurred and be continuing, each Grantor may, to the extent such Grantor has such right as a holder of the Collateral consisting of securities, other equity interests or indebtedness owed by any obligor, vote and give consents, ratifications and waivers with respect thereto.

(b)The Secured Party agrees that each Grantor may, unless an Event of Default shall have occurred and be continuing, receive and retain all dividends and other distributions with respect to the Collateral consisting of securities, other equity interests, or indebtedness owed by any obligor thereunder.

(c)If any Event of Default shall have occurred and be continuing, the Secured Party may, or at the request and option of the Secured Party, each Grantor shall, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party.

7.Covenants. Each Grantor hereby covenants as follows:

(a)Such Grantor will not, without providing at least 30 days’ prior written notice to the Secured Party, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business or its organizational identification number. Such Grantor will, prior to any change described in the preceding sentence, take all actions reasonably required or requested by the Secured Party to maintain the perfection and priority of the Secured Party’s security interest in the Collateral.

(b)Each Grantor shall, at its own cost and expense, defend title to the Collateral and the lien and security interest of the Secured Party therein against the claim of any person claiming against or through such Grantor and shall maintain and preserve such perfected security interest for so long as this Agreement shall remain in effect.

(c)Each Grantor will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein, other than the Permitted Liens, without prior written consent of Secured Party.

(d)Each Grantor will keep the Collateral in good order and repair and will not use the same in violation of applicable law or any policy of insurance thereon.

(e)Each Grantor will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

(f)Each Grantor will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and each other applicable law.

(g)Each Grantor will immediately notify Secured Party (i) of any event occurring after the date hereof that could have a material adverse effect on such Grantor, and (ii) of any material changes to such Grantor such as the filing of any lawsuit against such Grantor, the Grantor becoming involved in any legal proceedings, or of the change of any of such Grantor’s five highest ranked management positions.

8.Secured Party Appointed Attorney-in-Fact. Each Grantor hereby appoints the Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time during the continuance of an Event of Default in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party reasonably may deem necessary or advisable to cause this Agreement to be enforced in accordance with its terms (but the Secured Party shall not be obligated to and shall have no liability to Grantor or any third party for failure to take such action). This appointment, being coupled with an interest, shall be irrevocable. Such Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

9.Secured Party May Perform. If any Grantor fails to perform any obligation contained in this Agreement after such demand therefor from Secured Party as is reasonable under the then-existing circumstances, the Secured Party may itself perform, or cause performance of, such obligation, and the expenses of the Secured Party incurred in connection therewith shall be payable by any Grantor; provided that the Secured Party shall not be required to perform or discharge any obligation of any Grantor.

10.Reasonable Care. The Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Secured Party of any of the rights and remedies hereunder, shall relieve any Grantor from the performance of any obligation on any Grantor’s part to be performed or observed in respect of any of the Collateral.

11.Remedies Upon Event of Default.

(a)Upon the occurrence and continuance of an Event of Default, the Secured Party may exercise any or all of the following rights and remedies:

(i)those rights and remedies provided in this Security Agreement or the Guaranty; provided that, this Section 11(a) shall not be understood to limit any rights or remedies available to the Secured Party prior to an Event of Default;

(ii)those rights and remedies available to a secured party under the UCC or under any other applicable law when a debtor is in default under a security agreement;

(iii)give notice of sole control or any other instruction under any deposit account control agreement or any other control agreement with any securities intermediary and take any action therein with respect to such Collateral;

(iv)without notice (except as specifically provided elsewhere herein, or as specifically provided in the Security Documents), demand, or advertisement of any kind to any Grantor or any other person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at a Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Secured Party may deem commercially reasonable; and

(v)upon three (3) Business Days’ prior written notice to any Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral owned by such Grantor, exchange certificates or instruments representing or evidencing such Pledged Collateral for certificates or instruments of smaller or larger denominations, exercise the voting and all other rights as a holder with respect thereto, collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to such Pledged Collateral as though the Secured Party was the outright owner thereof.

(b)The Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral; provided, however, that the Secured Party shall comply with all state cannabis laws in connection with a disposition of the Collateral to the extent that such compliance does not materially and adversely affect the value of the Collateral.

(c)The Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Secured Party, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases.

(d)Until the Secured Party is able to effect a sale, lease, or other disposition of Collateral, the Secured Party shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value. The Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Secured Party’s remedies (for the benefit of the Secured Party), with respect to such appointment without prior notice or hearing as to such appointment.

(e)Notwithstanding the foregoing, the Secured Party shall not be required to (i) make any demand upon, or pursue or exhaust any of its rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f)Each Grantor recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above.  Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the Secured Party than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

Notwithstanding the foregoing, any rights and remedies provided in this Section 11 shall be subject to the Subordination Agreement.

12.Grantors’ Obligations Upon Default. Upon the request of the Secured Party after the occurrence of an Event of Default, each Grantor will:

(a)assemble and make available to the Secured Party the Collateral owned or controlled by such Grantor and all books and records relating thereto at any place or places specified by the Secured Party, whether at any Grantor’s premises or elsewhere;

(b)permit the Secured Party, by the Secured Party’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral owned or controlled by such

Grantor, or the books and records relating thereto, or both, are located, to take possession of all or any part of such Collateral or the books and records relating thereto, or both, to remove all or any part of such Collateral or the books and records relating thereto, or both, and to conduct sales of such Collateral, without any obligation to pay Grantor or any other Person  for such use and occupancy;

(c)prepare and file, or cause an issuer of Pledged Collateral owned or controlled by such Grantor to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with such Pledged Collateral as the Secured Party may request, all in form and substance satisfactory to the Secured Party, and furnish to the Secured Party, or cause an issuer of such Pledged Collateral to furnish to the Secured Party, any information regarding such Pledged Collateral in such detail as the Secured Party may specify;

(d)take, or cause an issuer of Pledged Collateral owned or controlled by such Grantor to take, any and all actions necessary to register or qualify such Pledged Collateral to enable the Secured Party to consummate a public sale or other disposition of such Pledged Collateral; and

(e)at its own expense, cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to the Secured Party, at any time, and from time to time, promptly upon the Secured Party’s request, the following reports (i) a reconciliation of all Accounts owned or controlled by such Grantor; (ii) an aging of all such Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

13.Grant of Intellectual Property License. For the purpose of enabling the Secured Party to exercise the rights and remedies under this Agreement at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Secured Party, for the benefit of itself and the other Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sublicense any Intellectual Property rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, and (b) irrevocably agrees that the Secured Party may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased such Grantor’s Inventory from any Grantor and in connection with any such sale or other enforcement of the Secured Party’s rights under this Security Agreement, may sell Inventory which bears any trademark owned by or licensed to such Grantor and any Inventory that is covered by any copyright owned by or licensed to such Grantor and the Secured Party may finish any work in process and affix any trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

14.No Waiver and Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 16), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

15.Security Interest Absolute. Each Grantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of debts made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Secured Party and liens and security interests hereunder, and all Secured Obligations of any Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

(b)any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Guaranty, this Agreement or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c)any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

(d)any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e)any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(f)any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, any Grantor against the Secured Party; or

(g)any other circumstance (including, without limitation, any statute of limitations) or manner of administering the notes or any existence of or reliance on any representation by the Secured Party that might vary the risk of any Grantor or otherwise operate as a defense available to, or a legal or equitable discharge of, any Grantor or any other grantor, guarantor or surety.

16.Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by any Grantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

17.Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Guaranty, and addressed to the respective Parties at their addresses as specified on the signature pages hereof or as to either Party at such other address as shall be designated by such Party in a written notice to each other Party.

18.Continuing Security Interest; Further Actions. This Agreement shall create a continuing lien and security interest in the Collateral and shall (a) subject to Section 19, remain in full force and effect until payment and performance in full of the Secured Obligations and the ceasing of all future Credit Provided, (b) be binding upon each Grantor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns; provided that no Grantor may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

19.Termination; Release. If the Guaranty has been terminated as to a Guarantor and all Secured Obligations of such Guarantor arising out of the Guaranty have been paid and performed in full, this Agreement will be terminated as to that Guarantor. Any Buyer may elect to terminate this Agreement and such termination will be effective as to such Buyer on the date on which all Secured Obligations of such Buyer incurred in reliance on this Agreement have been paid and performed in full. Upon termination of this Agreement as to any Grantor, Secured Party will, and will cause any Secured Party that has not executed a copy of this Agreement to, at the request and sole expense of such Grantor, (a) duly assign, transfer and deliver to or at the direction of such Grantor (without recourse and without any representation or warranty) such of the Collateral owned or controlled by such Grantor as may then remain in the possession or control of the Secured Party, together with any monies at the time held by or on behalf of the Secured Party hereunder, and (b) execute and deliver to such Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement and authorizing the delivery and filing of any UCC termination statements or amendments or other notices necessary or appropriate to reflect such termination.

20.Governing Law. UNLESS EXPRESSLY PROVIDED IN ANY OTHER AGREEMENT BETWEEN THE PARTIES, THIS AGREEMENT, THE GUARANTY AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES.

21.Forum. EACH GRANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN THE COUNTY OF MARICOPA, IN THE STATE OF ARIZONA, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO THIS AGREEMENT, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT.  EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 17.  A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by applicable law.

22.Other Jurisdictions. Nothing herein shall limit the right of Secured Party to bring proceedings against any Grantor in any other court, nor limit the right of any party to serve process in any other manner permitted by applicable law.  Nothing in this Agreement shall be deemed to preclude enforcement by Secured Party of any judgment or order obtained in any forum or jurisdiction.

23.Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, this Debt and Security Agreement has been executed as of the date first above written.

Address:2801 E CAMELBACK RD, SUITE 180
GRANTORS:

TILT HOLDINGS INC., a corporation formed under the laws of British Columbia

	By:	/s/ Tim Conder
	Name:	Tim Conder
	Title:	Chief Executive Officer

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

JIMMY JANG, L.P., a Delaware limited partnership

	By:	Jimmy Jang Holdings Inc., its general partner

	By:	/s/ Tim Conder
	Name:	Tim Conder
	Title:	Chief Executive Officer

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

BAKER TECHNOLOGIES, INC., a Delaware corporation

	By:	/s/ Tim Conder
	Name:	Tim Conder
	Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Exhibit 5(i) to Debt and Security Agreement

COMMONWEALTH ALTERNATIVE CARE, INC., a Massachusetts corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

JJ BLOCKER CO., a Delaware corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

SFNY HOLDINGS, INC., a Delaware corporation

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

SEA HUNTER THERAPEUTICS, LLC, a Delaware limited liability company

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Exhibit 5(i) to Debt and Security Agreement

STANDARD FARMS OHIO LLC, an Ohio limited liability company
By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its Sole Member
By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

STANDARD FARMS LLC, a Pennsylvania limited liability company
By: BAKER TECHNOLOGIES, INC., a Delaware corporation, its Sole Member
By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

SH FINANCE COMPANY, LLC, a Delaware limited liability company
By: SEA HUNTER THERAPEUTICS, LLC, a Delaware limited liability company, its sole member
By: JJ BLOCKER CO., a Delaware corporation, its sole member
By:	/s/ Tim Conder
Name:	Tim Conder
Title:	President

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Exhibit 5(i) to Debt and Security Agreement

JUPITER RESEARCH, LLC, an Arizona limited liability company

By:	/s/ Tim Conder
Name:	Tim Conder
Title:	Chief Executive Officer

Address:
2801 E Camelback Rd,
Suite 180,
Phoenix, AZ, 85016

Exhibit 5(i) to Debt and Security Agreement

SECURED PARTY:

SHENZHEN SMOORE TECHNOLOGY LIMITED, a company organized and existing under the laws of Peoples’ Republic of China

By:	/s/ Jianliang Wang
Name:	Jianliang Wang
Title:	Head of HC Business

Address:
Number 16, Dongeai Industrial Park,
Goshu Town, Baoan District, Shenzhen
China 518102

Exhibit 5(i) to Debt and Security Agreement